UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2020

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy	20131
(Address of Principal Executive Offices)	(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 22, 2020, Kaleyra, Inc. (the “Company”) held its 2020 Annual Stockholders’ Meeting (the “Annual Meeting”). Of the 28,475,081 shares of common stock outstanding and entitled to vote, 22,913,087 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: All of the Board’s nominees for Director were elected to serve until the Company’s 2023 Annual Stockholders’ Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Against	Abstained	Broker Non-Vote
Dr. Emilio Hirsch	18,817,528	0	217,920	3,877,639
John J. Mikulsky	18,811,956	0	223,492	3,877,639

Proposal 2: Stockholders approved, on an advisory basis, the 2019 compensation of the Company’s named executive officers by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
18,086,635	243,844	704,969	3,877,639

Proposal 3: Stockholders approved, on an advisory basis, a frequency of one year for future advisory votes on the compensation of the Company’s named executive officers by the votes set forth in the table below:

One Year	Two Years	Three Years	Abstained	Broker Non-Vote
18,982,873	10,692	15,810	26,073	3,877,639

Proposal 4: Stockholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year by the votes set forth in the table below:

For	Against	Abstained
22,902,329	5,915	4,843

The Company regularly makes efforts to engage with its shareholders and intends to continue to conduct additional outreach to its shareholders in the coming months.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2020

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President